UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

CYTOSORBENTS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51038	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
(Address of principal executive office) (Zip Code)

(732) 329-8885
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01 Regulation FD Disclosure.

CytoSorbents Corporation (the “Company”) made available to the public certain new information via its website. The Company posted an executive summary and investor slides regarding a mid-year corporate update to its website on Friday, June 25, 2010. A copy of the executive summary and investor slides is being furnished as Exhibits 99.1 and 99.2, respectively, hereto.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell company transactions.
None.

(d)	Exhibits.
99.1	Investor slide presentation posted to the Company’s website on Friday, June 25, 2010. The slide presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
99.2	Executive summary posted to the Company’s website on Friday, June 25, 2010. The executive summary is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoSorbents Corporation

By:	/s/ Phillip Chan
Name: Phillip Chan
Title: Chief Executive Officer

Dated: June 29, 2010